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                                                          Exhibit 10(LVIII)(05)


ANLAGE 4 ZUM KOOPERATIONS- UND LIEFERVERTRAG

      DRK-Blutspendedienst                           Betriebshaftpflicht
----------------------------                 ----------------------------------

Baden-Wurttemberg                                10.000.000 DM Personenschaden
                                                    500.000 DM Sachschaden
                                                  40.000 DM Vermogensschaden

----------------------------                 ----------------------------------

Nordrhein-Westfalen                             5.000.000 DM Personenschaden
                                                    500.000 DM Sachschaden
                                                 100.000 DM Vermogensschaden

----------------------------                 ----------------------------------

Hessen                                          20.000.000 DM Personenschaden
                                                   2.000.000 DM Sachschaden
                                                  100.000 DM Vermogensschaden

----------------------------                 ----------------------------------

Bayern                                           5.000.000 DM Personenschaden
                                                     300.000 DM Sachschaden
                                                  100.000 DM Vermogensschaden